UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 1, 2014

IC PLACES, INC.
(Exact name of Registrant as specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-53278
(Commission File Number)

42-1662836
(IRS Employer Identification No.)

1211 Orange Ave., Suite 300, Winter Park, FL 32789
(Address of Principal Executive Offices and Zip Code)

(407) 442-0309
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]            Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[__]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[__]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]            Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Section 5 – Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation

On December 11, 2013, the Company Board of Directors approved an amendment (the "Amendment") to the Certificate of Incorporation to change the name of the Company from IC Punch Media, Inc. to IC Places, Inc.  The Amendment was filed with the Delaware Secretary of State on December 23, 2013.  The Amendment was approved by FINRA on March 26, 2014 with an effective date of March 27, 2014.  This event was previously disclosed on Schedule 14C filed with the Securities and Exchange Commission.

Section 8 – Other Events
Item 8.01 Other Events.

On May 1, 2014, Steven Samblis, CEO of IC Places, Inc. delivered to the Company stock transfer agent, VStock Transfer, LLC, 10,926,417 shares of common stock to be retired and returned to the authorized pool of common stock for the Company.  These shares represent Mr. Samblis' entire holdings of IC Places, Inc. common stock.  Mr. Samblis still holds shares of our Series A Convertible Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

IC Places, Inc.

Dated: May 1, 2014	/s/ Steven M. Sambliss
Steven M. Sambliss
Chief Executive Officer